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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 8, 1994
                                                  ---------------

                          SHOWBOAT, INC.
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       (Exact name of registrant as specified in charter)

          Nevada                   1-7123             88-0090766
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State or other jurisdiction     (Commission         (IRS Employer
of incorporation)               File Number)  Identification No.)

2800 Fremont Street, Las Vegas, Nevada                    89104
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 385-9123

                           Not Applicable
- - -----------------------------------------------------------------
  (Former name or former address, if changed since last report)


Item 5.   Other Events.
          ------------

          On July 8, 1994, Showboat, Inc., a Nevada corporation, was notified that the St. Regis Mohawk Tribe has withdrawn its request for approval from the National Indian Gaming Commission
(NIGC) of the Tribe's proposed casino management agreements with both Showboat and another casino operator. As Showboat previously disclosed in its registration statement filed with the Securities and Exchange Commission on June 28, 1994 (as amended on July 8, 1994), a newly elected Tribal chief has indicated an intent to re-examine the agreements. According to public statements by Tribal officials, the St. Regis Mohawk Tribe has withdrawn the contracts to permit the Tribal members to review any gaming contract. As a result of this action, there can be no assurance that the proposed agreements with Showboat will be consummated in their present form or that the Tribe and Showboat will determine to pursue a proposed casino.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements of business acquired.
          Not applicable

     (b)  Proforma financial information.
          Not applicable

     (c)  Exhibits.
          None.
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                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has fully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHOWBOAT, INC.



Dated:     July 13, 1994           /s/ John N. Brewer
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                                   John N. Brewer
                                   Assistant Secretary